EXHIBIT 10.1

ADDENDUM TO

MERGER AGREEMENT AND PLAN OF REORGANIZATION

BY AND AMONG

PAINCARE HOLDINGS, INC.,

PAINCARE ACQUISITION COMPANY V, INC.,

INDUSTRIAL & SPORT REHABILITATION, LTD.,

D/B/A ASSOCIATED PHYSICIANS GROUP

AND

JOHN VICK

DATED APRIL 25, 2003.

ADDENDUM TO MERGER AGREEMENT AND PLAN OF REORGANIZATION

This Addendum (the “Addendum”) is made and entered into this 31st day of July, 2003 with respect to that certain MERGER AGREEMENT AND PLAN OF REORGANIZATION (the “Merger Agreement”) entered into on April 25, 2003 (the “Execution Date”) by and among PAINCARE HOLDINGS, INC., a Florida corporation (“PainCare”), PAINCARE ACQUISITION COMPANY V, INC., a Florida corporation (“Subsidiary”, and together with PainCare, the “Acquiring Companies”), INDUSTRIAL & SPORT REHABILITATION, LTD., an Illinois business corporation, d/b/a ASSOCIATED PHYSICIANS GROUP (the “Company”), and JOHN VICK, an individual (the “Shareholder”). The Company and the Shareholder are sometimes referred to herein as the “Sellers.” PainCare, Subsidiary, the Company and the Shareholder are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties of desirous of amending and modifying certain provisions of the Merger Agreement as hereinafetr set forth.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereby agree as follows:

1. Manner of Payment. Section 3.4(d) of the Merger Agreement provides that: “…PainCare shall pay to the Shareholder the Intended Installment Payment or the Adjusted Installment Payment (each an “Installment Payment”, and collectively, the “Installment Payments”) along with any Installment Payment Premium owed in accordance with Subsection (c) above as follows: (i) fifty percent (50%) of the Installment Payment shall be made in cash via wire transfer to a bank account designated by the Shareholder at least five (5) days prior to the end of the Formula Period; and (ii) fifty percent (50%) of the Installment Payment shall be made in PainCare Shares priced at One Dollar and 00/100 ($1.00) per one share of PainCare common stock for all Formula Periods (emphasis added).”

The Parties hereby agree that in lieu of the One Dollar and 00/100 ($1.00) per share pricing of PainCare common stock for all Formula Periods as set forth in Section 3.4(d) that the portion of the Installment Payment(s) made in PainCare Shares shall be priced at Fair Market Value (as determined by the Parties in a separate writing of even date herewith) for all Formula Periods.

2. CLOSING. Section 6 of the Merger Agreement shall be deleted in its entirely and its place and stead the following new Section 6 shall be inserted:

“The closing of the Transaction (the “Closing”) shall take place via remote location as coordinated by the Parties’ respective counsel within seven (7) days of the date of this Addendum (the “Closing Date”) and shall be effective as of August 1, 2003 for all purposes, including tax, accounting and the determination of any post-closing adjustments and the Earnout Periods under section 3.4 of the Agreement.”

3. Entire Agreement. The Merger Agreement, as modified hereby, supersedes all prior and contemporaneous agreements and understandings between the parties hereto, oral or written, and may not be modified or terminated orally. No modification, termination or attempted waiver shall be valid unless in writing, signed by the party against whom such modification, termination or waiver is sought to be enforced.

4. Counterparts. This Addendum may be executed in counterparts, all of which taken together shall be deemed one original.

5. Effect of Addendum. Except as otherwise provided herein, the terms and conditions of the Merger Agreement shall remain unchanged and are hereby republished in their entirety subject to the modifications set forth herein.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Parties hereto have executed this Addendum as of the date first above written.

PAINCARE: PAINCARE HOLDINGS, INC., a Florida corporation

By:	/s/ Mark Szporka

Print:	Mark Szporka

Its:	CFO

ACQUISITION: PAINCARE ACQUISITION COMPANY V, INC., a Florida corporation

By:	/s/ Mark Szporka

Print:	Mark Szporka

Its:	CFO

COMPANY: NDUSTRIAL & SPORT REHABILITATION, LTD., an Illinois corporation, d/b/a ASSOCIATED PHYSICIANS GROUP

By:	/s/ John S. Vick

Print:	John S. Vick

Its:	President

SHAREHOLDER:

/s/ John S. Vick
John Vick

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